UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

MARATHON OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Road, Houston, Texas		77056-2723
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

The Compensation Committee (the “Committee”) of our Board of Directors met on May 25, 2005, and approved the following:

Vesting of Restricted Stock under the 1990 Stock Plan

The Committee approved the vesting of performance-based restricted stock in the amounts listed below for each of the named executive officers below.  Vesting of these shares was based on the achievement of pre-established performance measures over the course of a three-year performance period, as compared to peer group performance.  The pre-established measures used for determining the vested shares were as follows:

•                  Net income from operations per barrel of oil equivalent competitive comparison

•                  Oil and gas reserve replacement ratio

•                  Earnings before interest, taxes and depreciation as a percent of total assets

•                  Safety performance

•                  Adjusted operating income per barrel of crude oil throughput competitive comparison

Number of Shares Vested

Clarence P. Cazalot Jr.	38,340

Philip G. Behrman	4,896

Steven B. Hinchman	4,896

Steve J. Lowden	4,896

Grants of Long-Term Incentive Awards under the 2003 Incentive Compensation Plan

The Committee also approved grants of long-term incentive awards for the following named executive officers in the form of stock options, restricted stock, and performance units, as follows:

	Stock Options	Restricted Stock	Performance Units

Clarence P. Cazalot Jr.	176,800	22,500	1,882,000

Janet F. Clark	58,900	7,500	627,300

Philip G. Behrman	22,700	2,900	241,300

Steven B. Hinchman	22,700	2,900	241,300

The stock options have a grant price per share of $47.65 and will vest in three equal annual installments beginning on the first anniversary of the grant date.  The restricted stock will vest on the third anniversary of the grant date, subject to the named executive officer’s continuous employment with the Company.  The performance units have a target value of $1.00 each and will vest at the end of a three-year performance period based on the Company’s total shareholder return as compared to peer group performance.

Complete descriptions of the terms and conditions applicable to these long-term incentive awards are set forth in the respective award agreements, which are filed as Exhibits 99.1, 99.2 and 99.3 and incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Form of Nonqualified Stock Option Award Agreement for Officers granted under Marathon Oil Corporation’s 2003 Incentive Compensation Plan.

99.2	Form of Officer Restricted Stock Award Agreement granted under Marathon Oil Corporation’s 2003 Incentive Compensation Plan

99.3	Form of Performance Unit Award Agreement (2005-2007 Performance Cycle) granted under Marathon Oil Corporation’s 2003 Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION

Date: May 27, 2005	By:	/s/ A.G. Adkins
A.G. Adkins
Vice President-Accounting and Controller